EXHIBIT 23.1


           CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS
           -----------------------------------------------------------

         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 20, 2000, relating to the financial statements, which is included in Alliance Fiber Optic Products, Inc.'s Registration Statement on Form S-1.

                                             /s/ PRICEWATERHOUSECOOPERS LLP

Sunnyvale, California
November 28, 2000